UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 28, 2007

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                             Standard Drilling, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               000-51569                               84-1598154
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        (Commission File Number)          (I.R.S. Employer Identification No.)
       1667 K St., NW, Ste. 1230

             Washington, DC                              20006
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(Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (202) 955-9490


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On November 28, 2007, the Board of Directors of Standard Drilling, Inc. (the "Company") adopted a resolution electing David S. Rector as a Director of the Company.

     Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting and due diligence services to emerging and developing companies in a variety of industries. In addition, from 2004 until 2005, Mr. Rector was the President and Chief Executive Officer of Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA nanotechnology, and from 2005 until 2006, Mr. Rector served as its Chief Operating Officer. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer products, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served in Marketing and International positions with the company. From 1972 until 1980, Mr. Rector served in various roles in both the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar Fortune 100 company in the pulp and paper industry corporation. Mr. Rector also serves as a director of Dallas Gold & Silver Exchange, Inc.(DGSE), RxElite, Inc. (REXI) and Senesco Technologies, Inc. (SNT). Mr. Rector received a Bachelor of Science degree in business/finance from Murray State University

     On November 28, 2007, Mr. W. Richard Anderson resigned as a Director of the Company.

     On November 30, 2007, Mr. Edward L. Moses resigned as Interim Chairman of the Board of Directors and as a Director of the Company.

     Mr. Rector is the sole director on the Company's Board of Director and will serve as the principle executive officer of the Company.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STANDARD DRILLING, INC.



Date: November 30, 2007                By:   /s/ David Rector
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                                       Name: David Rector,
                                       Director



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